Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Loan Agreement

Anapass, Inc. (Korean corporation. “Lender”), GCT Research, Inc. (Korean corporation. “Borrower”) and GCT Semiconductor, inc. (USA corporation. “Guarantor”) are executing the loan agreement as follows.

Article 1 (Purpose)

The purpose of this agreement is to lend operating funds from Lender to Borrower in order to provide short term funds for operating expenditure of Borrower.

Article 2 (Contractor)

1.
Lender: Anapass, Inc.
2.
Borrower: GCT Research, Inc.
3.
Guarantor: GCT Semiconductor, Inc.

Article 3 (Loan conditions)

1.
Loan principal: KRW15,000,000,000
2.
Interest rate: 7.0% per annum
3.
Interest payment: Interest is calculated and paid on the 25th of each month after the loan execution date (including the loan execution date).
4.
Loan execution date: September 10, 2025
5.
Maturity date: 12 months from the date of loan
6.
Early repayment: Early repayment before the maturity date is possible at the option of Borrower. In case of early repayment, the entire principal and unpaid interest will be repaid.
7.
[***].

Article 4 (Loan execution)

1.
Upon the parties signing this loan agreement, the Lender is required to transfer the loan principal amount of KRW15,000,000,000 to the Borrower account.
2.
Borrower bank account number: [***]
3.
Lender shall bear the remittance fee.

Article 5 (Repayment)

1.
Repayment of the loan must be made in Korean Won.
2.
Repayment funds are covered in the order of accrued interest and principal.

Article 6 (Reporting Obligations)

At the request of Lender, Borrower and Guarantor shall provide all materials required for the preparation of the valuation report for Lender's disclosure and accounting purposes in a timely and sufficient manner.

Article 7 (Acceleration)

In the event that Borrower falls under any of the following circumstances, Borrower shall automatically forfeit the benefit of time without any prior notice or demand, and Lender may demand immediate repayment of the entire loan amount.

① Insolvency

② Apply for bankruptcy

③ Bond preservation

④ Court management

⑤ If the payment of interest on all loans from Lender, including this loan, is in arrears

⑥ In case of breach of reporting obligations under Article 6

Article 8 (Collateral)

To secure the repayment of all loans made by Lender to Borrower, including this loan, Guarantor shall provide the following assets and rights to Lender as collateral:

① Cash, accounts receivable, and inventory
② Current and future copyrights, intellectual property rights, design rights, patent rights, trademark rights, and the rights to use them
③ Current and future tangible assets

④ Other assets provided as collateral pursuant to the Intellectual Property and Asset Security Agreement (including subsequent amendments) entered into between Lender and Guarantor

Article 9 (Effectiveness of agreement)

This contract is effective from the date of signature and seal by both parties.

Article 10 (Resolution of Disputes)

Matters not specified in this agreement shall be subject to relevant laws and customs, and if a dispute arises in connection with this contract, the competent court shall be the court with jurisdiction over the location of Lender.

Article 11 (Language)

This Agreement is executed in both Korean and English. In the event of any discrepancy between the Korean and English versions, the Korean version shall prevail.

This contract is made in duplicate, with Lender, Borrower and Guarantor each signing and stamping one copy and keeping one copy.

September 10, 2025

Lender: Anapass, Inc.

Address: 7F, Dream-Mark1 Data Center, 61, Digital-ro 31-gil, Guro-gu, Seoul (08375), Korea

By:

/s/ Kyeongho Lee

--------------------------------

Name: Kyeongho Lee

Title: President and Representative Director

Borrower: GCT Research, Inc.

Address: 11F., Specialty Construction Center, 15, Boramae-ro 5-gil, Dongjak Gu, Seoul 07071, Korea

By:

/s/ Jeongmin Kim

--------------------------------

Name: Jeongmin Kim

Title: President and Representative Director

Guarantor: GCT Semiconductor, Inc.

Address: 2290 N. First St. Ste 201, San Jose, CA 95131, USA

By:

/s/ John Schlaefer

--------------------------------

Name: John Schlaefer

Title: President and CEO